UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 10, 2005
                                                          --------------


                           Maverick Oil and Gas, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           333-100318                               98-0377027
--------------------------------------------------------------------------------
    (Commission File Number)            (IRS Employer Identification Number)


     888 East Las Olas Boulevard, Suite 400, Fort Lauderdale, Florida 33301
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (954) 463-5707
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     1314 East Las Olas Boulevard, Suite 803, Fort Lauderdale, Florida 33301
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

General Explanation

The purpose of this Report is to amend the Registrant's Current Report on Form 8-K dated March 10, 2005 and filed with the Securities and Exchange Commission on March 15, 2005 (the "Initial Report"), which reported on the acquisition by the Company of Hurricane Energy, LLC. This Report amends the Initial Report so as to provide the information required under Item 9.01(a) and 9.01(b) of Form 8-K.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

                Audited Financial Statements of Hurricane Energy, LLC

                  Independent Auditors' Report

                  Balance Sheet, February 28, 2005

                 Statements of Operations, Year ended February 28, 2005, Period from November 20, 2003 (Inception) to February 29, 2004, and Period from November 20, 2003 (Inception) to February 28, 2005.

                 Statements of Members' Equity, Year ended February 28, 2005, Period from November 20, 2003 (Inception) to February 29, 2004, and Period from November 20, 2003 (Inception) to February 28, 2005.

                 Statements of Cash Flows, Year ended February 28, 2005, Period from November 20, 2003 (Inception) to February 29, 2004, and Period from November 20, 2003 (Inception) to February 28, 2005.

                 Notes to Financial Statements

         (b) Pro Forma Financial Information.

                  Unaudited Pro Forma Condensed Consolidated Financial Statements of Maverick Oil and Gas, Inc.

                  Pro Forma Balance Sheet, February 28, 2005

                  Pro Forma Statement of Operations, For the Year Ended August 31, 2004

                  Pro Forma Statement of Operations, For the Six Month Ended February 28, 2005

                  Notes to Pro Forma Condensed Consolidated Financial Statements

         (c) Exhibits (referenced to Item 601 of Regulation S-K).

              Reference is made to the Exhibits filed with the Current Report on Form 8-K dated March 10, 2005 and filed on March 15, 2005.

                FINANCIAL STATEMENTS PROVIDED UNDER ITEM 9.01.(a)

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors
   Hurricane Energy, LLC
   Ft. Lauderdale, FL

We have audited the accompanying consolidated balance sheet of Hurricane Energy, LLC ("Hurricane") as of February 28, 2005 and the related consolidated statements of operations, stockholders' deficit and cash flows for the year ended December 31, 2004, and period from November 20, 2003 (Inception) to February 28, 2004. These financial statements are the responsibility of Hurricane's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hurricane as of February 28, 2005 and the results of its operations and its cash flows for the periods described in conformity with accounting principles generally accepted in the United States of America.


MALONE & BAILEY, PC
www.malone-bailey.com
Houston, Texas

May 11, 2005

                              Hurricane Energy, LLC
                          (A Development Stage Company)
                                  BALANCE SHEET
                                February 28, 2005




          Assets

Current Assets
    Cash                                                      $    53,021
    Deposits                                                       24,000
                                                              -----------
Total current assets                                               77,021

Equipment, net of $22,207 accumulated depreciation                 68,786

                                                              -----------
          Total Assets                                        $   145,807
                                                              ===========

          Liabilities and Members' Equity

Current Liabilities
  Accounts payable                                            $    15,993
  Current portion of notes payable                                 19,576
                                                              -----------
Total current liabilities                                          35,569

Long-term portion of notes payable                                 38,630
                                                              -----------
          Total Liabilities                                        74,199

Members' Equity                                                    71,608
                                                              -----------
          Total Liabilities and Members' Equity               $   145,807
                                                              ===========




          See accompanying summary of accounting policies and notes to financial statements.

                              Hurricane Energy, LLC
                          (A Development Stage Company)
                  STATEMENTS OF OPERATIONS AND MEMBERS' EQUITY
                          Year Ended February 28, 2005,
       Period from November 20, 2003 (Inception) to February 29, 2004, and
         Period from November 20, 2003 (Inception) to February 28, 2005





                                            Year              Inception              Inception
                                           Ended                  to                    to
                                        February 28,          February 29,          February 28,
                                            2005                  2004                  2005
                                       ------------          ------------          ------------
Expenses
  General and administrative           $    763,708          $    141,075          $    904,783
  Depreciation                               15,354                 6,853                22,207
  Interest expense                            1,277                   125                 1,402
                                       ------------          ------------          ------------
Net Loss                               $   (780,339)         $   (148,053)         $   (928,392)

Beginning Members' Equity                   251,947                     -                     -
 Members' contributions                     600,000               400,000             1,000,000
                                       ------------          ------------          ------------
Ending Members' Equity                 $     71,608          $    251,947          $     71,608
                                       ============          ============          ============

          See accompanying summary of accounting policies and notes to financial statements.

                              Hurricane Energy, LLC
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS
                          Year Ended February 28, 2005,
      Period from November 20, 2003 (Inception) to February 29, 2004, and
         Period from November 20, 2003 (Inception) to February 28, 2005


                                                        Year              Inception           Inception
                                                        Ended                to                   to
                                                     February 28,        February 29,         February 28,
                                                        2005                2004                 2005
                                                      ---------           ---------          -----------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                          $(780,339)          $(148,053)         $  (928,392)
    Adjustments to reconcile net loss to
      Net cash used in operating activities
    Equity issued for services                           50,000                   -               50,000
    Depreciation                                         15,354               6,853               22,207
    Changes in:
      Accounts payable                                   10,173               5,820               15,993
      Deposits                                                -             (24,000)             (24,000)
                                                      ---------           ---------          -----------
NET CASH USED IN OPERATING ACTIVITIES                  (704,812)           (159,380)            (864,192)
                                                      ---------           ---------          -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of fixed assets                               (6,666)             (5,721)             (11,937)
                                                      ---------           ---------          -----------
NET CASH USED IN INVESTING ACTIVITES                     (6,666)             (5,721)             (11,937)
                                                      ---------           ---------          -----------

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from member contributions                  550,000             400,000              950,000
    Payments on notes payable                           (19,222)             (1,628)             (20,850)
                                                      ---------           ---------          -----------
NET CASH PROVIDED BY
  FINANCING ACTIVITIES                                  530,778             398,372              929,150
                                                      ---------           ---------          -----------
NET CHANGE IN CASH                                     (180,700)            233,721               53,021

CASH AT BEGINNING OF PERIOD                             233,721                  -                     -
                                                      ---------           ---------          -----------
CASH AT END OF PERIOD                                 $  53,021           $ 233,721          $    53,021
                                                      =========           =========          ===========
Supplemental disclosures:
    Interest paid                                     $       -           $       -          $         -
    Income taxes paid                                         -                   -                    -

Non-cash operating and investing activities
  Loan for fixed asset purchase                               -              79,056                    -






          See accompanying summary of accounting policies and notes to financial statements.

                              Hurricane Energy, LLC
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS



NOTE 1 - DESCRITION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Business. Hurricane Energy, LLC ("Hurricane") was incorporated in Delaware on November 20, 2003, to acquire and exploit oil and gas properties. During the development stage, Hurricane was attempting to raise sufficient cash to acquire oil and gas reserves.

Development Stage. The company has been in the development stage since it began operation on November 20, 2003 and has not generated any revenues from operations.

Cash Equivalents. Highly liquid investments with original maturities of three months or less are considered cash equivalents. There were no cash equivalents as of February 28, 2005.

Use of Estimates. Preparing financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. Actual results could differ from those estimates.

Long-lived Assets. Property and equipment are stated on the basis of historical cost less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. Major renewals and improvements are capitalized, while minor replacements, maintenance and repairs are charged to current operations.

Equipment is valued at cost. The costs of additions and betterments are capitalized and maintenance and repairs are charged to expense as incurred. Gains and losses on disposition of equipment are reflected in operations. Depreciation is provided using the straight-line method over the estimated useful lives of the assets.

Income taxes. Hurricane is treated as a partnership for federal income tax purposes. Consequently, federal income taxes are not payable by or provided for Hurricane. Members are taxed individually on their share of Hurricane's earnings. Hurricane's net income or loss is allocated among the members in accordance with its regulations.

Recently issued accounting pronouncements. Hurricane does not expect the adoption of recently issued accounting pronouncements to have a significant impact on Hurricane results of operations, financial position or cash flow.

                              Hurricane Energy, LLC
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 2 - EQUIPMENT

Equipment consisted of the following at February 28, 2005:



         Description                          Life                  Amount
         -----------------------              -------            ----------
         Vehicles                             5 years            $   82,849
         Computer equipment                   3 years                 8,144
                                                                 ----------
                                                                     90,993
         Less: accumulated depreciation                             (22,207)
                                                                 ----------
                                                                 $   68,786
                                                                 ==========


NOTE 3 - NOTES PAYABLE

Notes payable consist of the following as of February 28, 2005:

         Installment notes payable to a financing company, repayable in 33 remaining equal monthly installments of $1,712, including 1.90%
           interest, collateralized by vehicles                $ 58,206
         Less current portion                                   (19,576)
                                                               --------
         Long-term portion                                     $ 38,630
                                                               ========

NOTE 4 - SALE OF SUBSCRIPTIONS

As of February 28, 2004, Hurricane received a total of $400,000 in funding from investors. The sale of a subscription for the amount of $100,000 would entitle the investor 1% ownership in Hurricane. A total of 4% was sold.

For the year ended February 28, 2005, Hurricane received an additional $550,000 in funding from investors. Additional ownership of 8% was extended to one investor for bringing additional funding in and one investor received a 2% ownership for $150,000 investment. A total of 18% of ownership was given up at year end February 28, 2005, an additional 14% that year.

          PRO FORMA FINANCIAL INFORMATION PROVIDED UNDER ITEM 9.01.(b)

        PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)


The following pro forma financial statements have been derived from the financial statements of Maverick Oil and Gas ("Maverick") at February 28,2005 and adjusts such information to give effect to its purchase of Hurricane Energy, LLC, ("Hurricane"), as if the acquisition had occurred as of February 28,2005. The pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at either period-end. The pro forma financial statements should be read in conjunction with the notes thereto and each Company's financial statements and related notes thereto contained herein and in Maverick's 10-QSB filed with the SEC on May 13, 2005.

The Hurricane acquisition has been accounted for using the purchase method of accounting and, accordingly, the assets acquired and liabilities assumed have been recorded at their estimated fair values based upon estimates as of February 28, 2005.

The following unaudited pro forma consolidated balance sheet and statements of operations should be read in connection with the "Notes To Pro Forma Condensed Consolidated Financial Statements" presented below and the historical financial statements included elsewhere or incorporated by reference.

                 Pro Forma Condensed Consolidated Balance Sheet
                             As of February 28, 2005



                                       Maverick           Hurricane            Adjustments          Pro Forma
                                      -----------         ----------           -------------         -----------
Cash                                  $16,717,214         $   53,021           $           -         $16,770,235
Prepaid expenses                        1,189,560                                                      1,189,560
Deposits                                        -             24,000                       -              24,000
Undeveloped oil and
    gas interests                       8,334,594                  -                       -           8,334,594
Investment in
  limited partnership                     940,304                  -                       -             940,304
Leasehold acquisition option            1,000,000                  -                       -           1,000,000
Equipment, net                                  -             68,786                       -              68,786
Goodwill                                        -                  -  (1)         16,388,951          16,317,343
                                                                      (2)            (71,608)
                                      -----------         ----------           -------------         -----------
    Total assets                      $28,181,672         $  145,807           $  16,317,343         $44,644,822
                                      ===========         ==========           =============         ===========

Accounts payable                      $   952,333         $   15,993           $           -         $   968,326
Accrued expenses                          196,453                  -                       -             196,453
Current portion of
  notes payable                           250,000             19,576                       -             269,576
Long-term portion of
  notes payable                                 -             38,630                       -              38,630
Convertible debentures                  2,012,887                  -                       -           2,012,887
Members equity                                  -             71,608  (2)            (71,608)                  -
Preferred stock
Common stock                               89,080                  -  (1)             45,000             134,080
Additional paid-in capital             29,240,037                  -  (1)         11,745,000          45,583,988
                                                                      (1)          4,598,951
Accumulated deficit                    (4,559,118)                 -                                  (4,559,118)
                                      -----------         ----------           -------------         -----------
Total liabilities and
  stockholders' deficit               $28,181,672         $  145,807           $  16,317,343         $44,644,822
                                      ===========         ==========           =============         ===========

            Pro Forma Condensed Consolidated Statement of Operations
                       For the Year Ended August 31, 2004


                                                          (a)
                                       Maverick          Hurricane            Adjustments         Pro Forma
                                      -----------        ----------          -------------       -----------

Revenues                               $        -         $        -        $           -         $       -

Operating expenses
    Exploration expenses                    7,038                  -                    -               7,038
    General and administrative            152,481            447,268                    -             599,749
    Mineral property option                 1,000                  -                    -               1,000
    Depreciation                                -              3,685                    -               3,685
    Interest expense                            -                824                    -                 824
                                      -----------        -----------        -------------          ----------
Total operating expenses                  160,519            451,777                    -             612,296
                                      -----------        -----------        -------------          ----------

Loss from operations
    before minority interest             (160,519)          (451,777)                   -           (612,296)

Minority interest                           4,788                  -                    -               4,788

                                      -----------         ----------        -------------         -----------
Net loss                              $  (155,731)        $ (451,777)       $           -         $  (607,508)
                                      ===========         ==========        =============         ===========

Basic and diluted loss
    per share                         $     (0.00)                                                $     (0.01)

Basic and diluted weight
    average shares outstanding         58,678,904                    (1)        4,500,000          63,178,904



(a) Represents Hurricane's results for the period from November 20, 2003 (Inception) to August 31, 2004.

            Pro Forma Condensed Consolidated Statement of Operations
                   For the Six Months Ended February 28, 2005



                                        Maverick          Hurricane             Adjustments          Pro Forma
                                      -----------        ----------            -------------        -----------

Revenues                              $        -          $        -           $           -         $       -

Operating expenses
    Exploration expenses                   69,849                  -                       -              69,849
    General and administrative            751,158            457,515                       -           1,208,673
    Loss on equity investment              59,696                  -                       -              59,696
    Depreciation and
      amortization                      1,277,331             18,522                       -           1,295,853
    Impairment                          2,692,110                  -                       -           2,692,110
    Interest expense                            -                578                       -                 578
                                      -----------        -----------           -------------         -----------
Total operating expenses                4,850,144            476,615                       -           5,326,759
                                      -----------        -----------           -------------         -----------
Loss from operations
    before minority interest           (4,850,144)          (476,615)                      -          (5,326,759)

Minority interest                         495,328                  -                       -             495,328

                                      -----------         ----------           -------------         -----------
Net loss                              $(4,354,816)        $ (476,615)           $          -         $(4,831,431)
                                      ===========         ==========           =============         ===========

Basic and diluted loss
    per share                         $     (0.07)                                                   $     (0.07)

Basic and diluted weight
  average shares outstanding           65,459,144                    (1)           4,500,000          69,959,144
    -


NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1) On March 10, 2005, Maverick issued 4,500,000 shares of common stock valued at $11,790,000, 3,690,000 warrants valued at $3,365,696, and
           1,010,000 warrants valued at $1,233,255 in association with the purchase of Hurricane.
(2)        To eliminate members' equity of Hurricane.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 MAVERICK OIL AND GAS, INC.

Date: May 23, 2005                          By:  /s/ V. Ray Harlow
                                                 ---------------------------
                                                 V. Ray Harlow, CEO